                                                                  Exhibit 10.20

                                PLEDGE AGREEMENT

                           Dated as of April 13, 2000

                                       By

                             COMPLETEL EUROPE N.V.,

                             COMPLETEL ESCROW B.V.

                                      and

                            THE CHASE MANHATTAN BANK

                                   as Trustee

                                      and

                            THE CHASE MANHATTAN BANK

                           as Securities Intermediary

                     relating to 14% Senior Notes due 2010

     This PLEDGE AGREEMENT (this "Pledge Agreement") is dated as of April 13, 2000 by COMPLETEL EUROPE N.V., a limited liability company with its corporate seat in Amsterdam, the Netherlands (the "Parent"), COMPLETEL ESCROW B.V., a Netherlands private company with limited liability and a special purpose wholly-owned subsidiary of the Parent with its corporate seat in Amsterdam, the Netherlands (the "Pledgor"), The Chase Manhattan Bank, as securities intermediary (in such capacity, the "Securities Intermediary", which may also be referred to as the "Escrow Agent"), and The Chase Manhattan Bank, as trustee under the Indenture (as defined herein) (in such capacity, the "Trustee").

                                    RECITALS

     WHEREAS, this Pledge Agreement is being entered into in connection with an Indenture dated as of April 13, 2000 between the Parent, as issuer, and the Trustee (the "Indenture", as such Indenture may be amended, supplemented or replaced from time to time);

     WHEREAS, the holders of the Initial Notes (as defined in the Indenture) will be entitled to the benefits of the Notes Registration Rights Agreement (as defined in the Indenture) ;

     WHEREAS, on the Issue Date (as defined herein), the Parent will lend approximately (Euro)78.0 million to the Pledgor, and the Pledgor will use such amounts to purchase and pledge to the Trustee for the benefit of the holders of the Notes six groups of Government Securities (as defined herein), denominated in euro, each maturing one day prior to, or as nearly as possible prior to one day prior to, the date of the first six scheduled interest payments in respect of the Initial Notes issued on the Issue Date at the stated rate of 14% (the "First Six Scheduled Interest Payments"), with such aggregate nominal amount (the "Specified Amount") as will be sufficient, upon receipt of scheduled interest and principal payments of such securities, to provide for payment in full (except Additional Amounts (as defined in the Indenture) and Special Interest (defined in the Notes Registration Rights Agreement), if any) of the First Six Scheduled Interest Payments (the "Pledged Securities" which definition includes any Substituted Securities substituted for any Pledged Securities pursuant to the provisions of this Pledge Agreement);

     WHEREAS, the Pledgor will establish, and the Parent will cause the Pledgor to establish, on or prior to the Issue Date a Securities Account (as defined herein, which may also be called an "Escrow Account") on the terms provided in this Pledge Agreement;

     WHEREAS, the Pledged Securities, all sums of money from time to time in the Securities Account, including all interest owing thereon (the "Cash Collateral") and the Securities Account will be pledged by the Pledgor to the Trustee for the benefit of the holders of the Notes pursuant to this Pledge Agreement;
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                                      -3-


     WHEREAS, the security created by this Pledge Agreement secures the Secured Obligations (as defined below, and including the First Six Scheduled Interest Payments);

     NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, the Parent, the Pledgor, the Securities Intermediary and the Trustee hereby agree, for the benefit of the Trustee, for the ratable benefit of the holders of the Notes, on and subject to the terms and provisions specified in the Indenture, as follows:

     SECTION 1.  Definitions.
                 -----------

     1.1.  Specific Definitions.
           --------------------

     Unless in any case the context requires otherwise, capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture and in addition thereto and to the terms defined elsewhere in this Pledge
Agreement:

     "Additional Amounts" has the meaning set forth in the Indenture.

     "Accountant's Opinion" has the meaning set forth in Section 4.3.

     "Beneficiaries" has the meaning set forth in Section 2.2(a).

     "Business Day" means any day except (i) Saturday, Sunday or any other day on which commercial banks in The City of New York, London, England or the city of the Corporate Trust Office (as defined in the Indenture) of the Trustee are authorized by law to close or (ii) a day on which the Trans European Automated Real Time Gross Settlement Express Transfer System does not operate.

     "Cash Collateral" has the meaning set forth in the fifth Recital hereto.

     "Collateral" means Pledged Securities, the Cash Collateral, the Securities Account and any and all proceeds of the foregoing or certificates or instruments representing the foregoing and all rights, title, benefit and interest of the Pledgor in or to any of the foregoing which is or are the subject of the security created by and pursuant to this Pledge Agreement, in each case whether now owned or existing or hereafter acquired or created.

     "CT Corporation System" has the meaning set forth in Section 16(a).

     "Default" has the meaning set forth in the Indenture.

     "Enforceability Limitations" has the meaning set forth in the Purchase Agreement, dated as of April 6, 2000, among the Parent and the Initial Purchasers named therein.
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                                      -4-

     "Euro Currency Country" means a country for which the euro is the lawful currency.

     "Event of Default" has the meaning set forth in the Indenture.

     "First Six Scheduled Interest Payments" has the meaning set forth in third Recital hereto.

     "Government Securities" means direct and fully guaranteed or insured obligations of the United States of America or any agency or instrumentally thereof, the United Kingdom or any Euro Currency Country rated at least "A" by S&P or "A" by Moody's or obligations guaranteed by the United States of America or any agency or instrumentally thereof, the United Kingdom or any Euro Currency Country rated at least "A" by S&P or "A" by Moody's and which, in each such case, are denominated in euro and which have the remaining weighted average life to maturity of not more than the day prior to the date of the interest payment as to which such investment in the Government Security is intended to pay.

     "Indenture" has the meaning set forth in the first Recital hereto.

     "Interest Payment Date" has the meaning set forth in the Indenture.

     "Issue Date" means the time and date of the first issuance of the Notes under the Indenture.

     "Judgment Currency" has the meaning set forth in Section 16(c).

     "Lien" means any mortgage or deed of trust, lien (statutory or otherwise), pledge, charge, security interest, assignment, deposit, easement, hypothecation, claim, preference, priority or other encumbrance upon or with respect to property of any kind (including any conditional sale, capital lease or other title retention agreement, any leases in the nature thereof and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired.

     "Moody's" means Moody's Investor Services, Inc. and its successors.

     "Notes" has the meaning set forth in the Indenture.

     "Notes Registration Rights Agreement" has the meaning set forth in the second Recital hereto.

     "Officer's Certificate" has the meaning set forth in the Indenture.

     "Opinion of Counsel" has the meaning set forth in the Indenture.
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                                      -5-

     "Parent" has the meaning set forth in introductory paragraph hereto.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pledge Agreement" has the meaning set forth in the introductory paragraph hereto.

     "Pledged Securities" has the meaning set forth in third Recital hereto.

     "Pledgor" has the meaning set forth in the introductory paragraph hereto.

     "Principal Paying Agent" means The Chase Manhattan Bank acting as paying agent and any successors.

     "Revised UCC" has the meaning set forth in Section 2.2(b).

     "S&P" means Standard & Poor's Ratings Services and its successors.

     "Secured Obligations" means the Pledgor's obligations to pay in full the First Six Scheduled Interest Payments, and, in the event that the Notes become due and payable prior to such time as the First Six Scheduled Interest Payments shall have been paid, to repay the principal, premium, if any, and interest (whether accrued before or after the commencement of a bankruptcy, insolvency or other similar proceeding regardless of whether or not a claim therefor is allowed or allowable in any such proceeding) on and any other sum whatsoever owing in respect of the Notes and the Indenture, and to perform all other covenants and undertakings required in accordance with the terms of the Notes and/or the Indenture.

     "Securities Account" or "Escrow Account" has the meaning set forth in
Section 2.2(a).

     "Securities Account Control Agreement" has the meaning set forth in Section 2.2(a).

     "Securities Intermediary" or "Escrow Agent" has the meaning set forth in the introductory paragraph hereto.

     "Special Interest" has the meaning set forth in the Notes Registration Rights Agreement.

     "Specified Amount" has the meaning set forth in the third Recital hereto.

     "Substituted Securities" has the meaning set forth in Section 4.3.

     "TIA" has the meaning set forth in Section 3.3(h).
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                                      -6-

     "Trustee" shall mean the party named as the "Trustee" in the first paragraph of this Pledge Agreement and includes its successors.

     1.2.  General Interpretation.
           ----------------------

     (a) The words "hereof," "herein" and "hereunder" and other words of similar import used in this Pledge Agreement refer to this Pledge Agreement as a whole and not to any particular part of this Pledge Agreement.

     (b) Where the context so requires, in this Pledge Agreement words importing the singular only shall also include the plural and vice versa.

     (c) Reference herein to any applicable law or any document, instrument or agreement means such applicable law or such document, instrument or agreement as originally implemented or executed or as modified, amended or supplemented from time to time.

     (d) Reference herein to any Person include its successors in title and permitted assigns.

     (e) Unless otherwise specifically stated, references herein to any Recital or Section is a reference to such Recital or Section of this Pledge Agreement.

     SECTION 2.  Securities Account; Securities Intermediary.
                 -------------------------------------------

     2.1.  Appointment of Securities Intermediary.  The Parent, the Pledgor and
           --------------------------------------
the Trustee hereby appoint the Securities Intermediary, and the Securities Intermediary hereby accepts such appointment, as securities intermediary, under the terms and conditions of this Pledge Agreement.

     2.2.  Establishment of Securities Account.
           -----------------------------------

     (a) On the Issue Date, the Securities Intermediary shall establish a securities account entitled the "Securities Account pledged by CompleTel Escrow B.V. to The Chase Manhattan Bank, as Trustee, pursuant to the Pledge Agreement dated as of April 13, 2000" (such account, the "Securities Account" or "Escrow Account"). The Securities Account shall be established and maintained by the Securities Intermediary, and each of the Securities Intermediary, the Trustee and the Pledgor shall enter into an agreement on the date hereof, substantially in the form of Exhibit A annexed hereto, that, when executed, will be deemed to have been made a part hereof (the "Securities Account Control Agreement"). All Collateral accepted by the Securities Intermediary pursuant to this Pledge Agreement shall be held for the exclusive benefit of the Trustee or any successor Trustee, as a secured party hereunder as contemplated by Section 3, on behalf of the holders of the Notes (collectively, the "Benefici-aries"). All such Collateral shall be held in the Securities Account until disbursed or paid in accordance with the terms hereof. The Collateral shall be held by the Securities Intermediary, for the benefit of the Beneficiaries, in the form and in such a manner as will result in the security interests contemplated by Section 3.

     (b) The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established the Securities Account for the benefit of the Beneficiaries, (ii) the Securities Account is a "securities account" as such term is defined in Section 8-501(a) of the 1994 Official Text of Article 8 of the Uniform Commercial Code with conforming amendments to Article 9 (the "Revised UCC") maintained on the books of The Chase Manhattan Bank registered in the name of the Trustee and (iii) the Securities Intermediary will not change the name or account number of the Securities Account without the prior written consent of the Trustee and the Pledgor.

     (c) On the Issue Date, the Pledgor shall deposit or cause to be deposited the Pledged Securities in the Specified Amount in the Securities Account.

     2.3.  Securities Intermediary Compensation.  The Pledgor shall pay to the
           ------------------------------------
Securities Intermediary such compensation for services to be performed by it under this Agreement as the Pledgor and the Securities Intermediary may agree in writing from time to time. The Securities Intermediary shall be paid any compensation owed to it directly by the Pledgor and shall not disburse from the Securities Account any such amounts.

     The Pledgor shall reimburse the Securities Intermediary upon request for all reasonable out of pocket expenses, disbursements and advances incurred or made by the Securities Intermediary in implementing any of the provisions of this Pledge Agreement, including the reasonable expenses and disbursements of its counsel. The Securities Intermediary shall be paid any such expenses owed to it directly by the Pledgor and shall not disburse from the Securities Account any such amounts.

     2.4.  Substitution of Securities Intermediary.  The Securities Intermediary
           ---------------------------------------
may resign by giving no less than 30 days' prior written notice to the Parent, the Pledgor and the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all Collateral maintained by the Securities Intermediary hereunder and copies of all books, records, plans and other documents in the Securities Intermediary's possession relating to Collateral or this Pledge Agreement to a successor securities intermediary mutually approved by the Parent, the Pledgor and the Trustee (which approvals shall not be unreasonably withheld or delayed) and (ii) the Parent, the Pledgor, the Trustee and such successor securities intermediary entering into this Pledge Agreement or any written successor agreement no less favorable to the interests of the holders of the Notes or the Trustee than this Pledge Agreement; and the Securities Intermediary shall thereupon be discharged of all obligations under this Pledge Agree-ment and shall have no further duties, obligations or responsibilities in connection herewith, except as set forth Section 10. If a successor securities intermediary has not been appointed or has not accepted such appointment within 20 Business Days after notice of resignation is given by the Securities Intermediary, the Parent, the Pledgor, the Trustee or the Securities Intermediary may apply to a court of competent jurisdiction for the appointment of a successor securities intermediary.

     SECTION 3.  Pledge; Covenant to Pay; Secured Obligations.
                 --------------------------------------------

     3.1.  Pledge and Grant of Security Interest.  The Pledgor, as continuing
           -------------------------------------
security for the due and punctual performance and payment of the Secured Obligations, hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns and sets over to the Trustee for the benefit of the Beneficiaries, all of the Pledgor's right, title and interest in the Collateral.

     3.2.  Covenant to Pay.  The Pledgor agrees and undertakes to, and the
           ---------------
Parent agrees and undertakes to cause the Pledgor to, comply and cooperate with all terms herein in order for the Securities Intermediary and Trustee to pay all sums owing in respect of the Secured Obligations as and when the same shall become due.

     3.3.  Secured Obligations.  (a)  This Pledge Agreement, in accordance with
           -------------------
its terms, creates continuing security for the due and punctual performance of the Secured Obligations in favor of the Trustee for the ratable benefit of the holders of the Notes on and subject to the terms and provisions specified in the Indenture. This Pledge Agreement and the security created under and pursuant hereto shall be in addition and without prejudice to any rights created by or pursuant to every other mortgage, charge, pledge or other form of security which the Trustee may at any time hold as a security for all or any part of the Secured Obligations and, subject to Section 15.5, this Pledge Agreement shall remain in full (and not part only) force and effect until payment or other discharge in full of the Secured Obligations to the satisfaction of the Trustee, notwithstanding the receivership, liquidation, bankruptcy, insolvency or reorganization of the Pledgor or any other fact or contingency whatsoever.

     (b) The Pledgor and the Trustee hereby irrevocably instruct the Securities Intermediary to, and the Securities Intermediary shall: (i) (A) maintain sole dominion and control over the Collateral in the Securities Account for the benefit of the Trustee to the extent specifically required herein, (B) maintain, or cause its agent within the State of New York to maintain, possession of all certificated Pledged Securities purchased or held hereunder that are physically possessed by the Securities Intermediary in order for the Trustee to enjoy a continuous perfected first priority security interest therein under the laws of the State of New York to the extent required to do so, (C) take all steps specified by the Pledgor to cause the Trustee to enjoy a continuous perfected first priority security interest under any applicable

Federal and State of New York law in all Pledged Securities purchased or held hereunder that are not certificated and (D) maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against the Securities Intermediary of any nature now or hereafter existing in favor of anyone other than the Beneficiaries; (ii) promptly notify the Trustee if the Securities Intermediary receives written notice that any Person other than the Trustee has a Lien or security interest upon any portion of the Collateral; and (iii) in addition to disbursing amounts held in escrow pursuant to any Payment Notice and Disbursement Requests given to it by the Trustee pursuant to Section 5, upon receipt of written notice from the Trustee of the acceleration of the maturity of the Notes, and upon the direction of the Trustee, as promptly as practicable, disburse all amounts held in the Securities Account to the Trustee and transfer title to all Pledged Securities held by the Securities Intermediary hereunder to the Trustee. The lien and security interest provided for by this Section 3 shall automatically terminate and cease as to, and shall not extend or apply to, and the Trustee shall have no security interest in, any amounts disbursed by the Securities Intermediary to the Pledgor pursuant to this Pledge Agreement to the extent not inconsistent with the terms hereof. Notwithstanding any other provision contained in this Pledge Agreement, the Securities Intermediary shall act solely as the Trustee's agent in connection with its duties under this Section 3 and any other duties herein relating to the Securities Account or any amounts or Pledged Securities held thereunder. The Securities Intermediary shall not have any right to receive compensation from the Trustee and shall have no authority to obligate the Trustee or to compromise or pledge its security interest hereunder. Accordingly, the Securities Intermediary is hereby directed to cooperate with the Trustee in the exercise of its rights in the Collateral provided for herein.

     (c) Any amounts and securities collected by the Trustee pursuant to Section 3.3(b) shall be applied as provided in the Indenture.

     (d) Upon demand, the Pledgor and Parent will execute and deliver to the Trustee such instruments and documents as the Trustee may deem necessary or advisable (acting reasonably) to confirm or perfect the rights of the Trustee under this Pledge Agreement and the Trustee's interest in the Collateral. The Trustee shall be entitled to take all necessary action to preserve and protect the security interest created hereby as a lien upon the Collateral.

     (e) The Pledgor hereby appoints the Trustee as its attorney-in-fact with full power of substitution to do any act which the Pledgor is obligated hereunder to do or which is advisable to do to accomplish the purposes of this Pledge Agreement, and the Trustee may exercise such rights as the Pledgor might exercise with respect to the Collateral and take any action in the Pledgor's name or in its name to protect the Trustee's security interest hereunder. The Trustee's authority under this Section 3.3 shall, without limitation, include the authority to endorse and negotiate any checks or instruments representing proceeds of the Collateral in the name of the Pledgor; execute and give receipt of any certificate of ownership of any document constituting any Collateral; transfer title to any item of Collateral; sign the name of the Pledgor on any documents deemed necessary or appropriate by the Trustee to preserve, protect or perfect the security interest in the Collateral and to file the same; prepare, file and sign the Pledgor's name on any notice of any Lien and take any other action arising from or incident to the powers granted to the Trustee in this Pledge Agreement.

     (f) In addition to the rights provided under this Pledge Agreement, upon an Event of Default (as defined in the Indenture) and for so long as such Event of Default continues, the Trustee may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Revised UCC or other applicable law, and the Trustee may also, upon obtaining possession of the Collateral as set forth herein, without notice to the Pledgor or Parent except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board, at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (g) Nothing contained in any provision of this Pledge Agreement shall give rise to any rights of the Pledgor with respect to the Collateral other than as the beneficial owner of the Collateral pledged to and subject to the exclusive direction and control of the Trustee.

     (h) On the Issue Date, and on each anniversary of the Issue Date thereafter until the date on which this Pledge Agreement shall terminate, each of the Trustee and the Securities Intermediary shall receive an Opinion of Counsel to the Parent and the Pledgor, dated each such date as applicable, with respect to the security interest created hereby and substantially in the form described in
Section 10.02 of the Indenture and which shall, to the extent required, meet the requirements of Section 314(b) of the Trust Indenture Act of 1939, as amended (the "TIA") and shall comply with the Indenture.

     SECTION 4.  Conduct of the Securities Account; Specified Amount.
                 ---------------------------------------------------

     4.1.  Maintaining the Securities Account.  Subject to Section 15.5, so long
           ----------------------------------
as any Secured Obligation shall remain unpaid:
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                                     -11-

     (a) the Pledgor will maintain the Securities Account with the Securities Intermediary,

and

     (b) it shall be a term and condition of the Securities Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Securities Account, and except as specifically otherwise provided herein (including in Section 4.3 hereof), that no amount (including interest on or proceeds of the Collateral) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person other than the Trustee or its designated agent in accordance with the terms of this Pledge Agreement.

     4.2.  Specified Amount.  The Pledgor will procure that the Pledged
           ----------------
Securities have, at all times as and from the Issue Date and at any time while this Pledge Agreement is in force, an aggregate nominal amount at least equal to the Specified Amount (as appropriate based on the remaining interest payments in the First Six Scheduled Interest Payments).

     4.3.  Substitution of Pledged Securities. The Pledgor may request of the
           -----------------------------------
Securities Intermediary not more than once during the term of this Pledge Agreement that alternative Government Securities be substituted for the Pledged Securities or any part thereof. The Securities Intermediary will consent to such request for substitution (without being responsible for any loss occasioned thereby without its gross negligence or willful misconduct), but only if (i) no Event of Default shall have occurred and be continuing, (ii) the securities so substituted ("Substituted Securities") are of at least the Specified Amount (as appropriate based on the remaining interest payments in the First Six Scheduled Interest Payments), (iii) upon such substitution the Securities Intermediary shall have received (a) an accountant's opinion of an internationally recognized firm of independent public accountants selected by the Pledgor (an "Accountants' Opinion") stating that the Pledged Securities are of at least the principal amount (based on generally accepted accounting principles in the United States) of such Specified Amount, (b) an Opinion of Counsel in form and substance satisfactory to the Securities Intermediary, confirming that the Beneficiaries have a first priority security interest in all right, title and interest in and to the Collateral and a perfected security interest in all right, title and interest in and to all Pledged Securities deposited in, and carried in, the Securities Account, and (c) such Officer's Certificate as the Securities Intermediary may reasonably request and (iv) such other steps are taken and matters are satisfied as the Securities Intermediary may specify.

     4.4.  Delivery of Pledged Securities; Registration of Pledged Securities.
           ------------------------------------------------------------------
The Pledged Securities shall be delivered to the Securities Account through action by Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system,

Euroclear or Clearstream or another securities intermediary approved by the Securities Intermediary. All Pledged Securities shall be registered in the name of "The Chase Manhattan Bank as Securities Intermediary for the Securities Account of CompleTel Escrow B.V."

     4.5.  Interest.  All interest, if any, earned on the Collateral in the
           --------
Securities Account shall remain deposited in the Securities Account as additional Collateral for the exclusive benefit of the Beneficiaries and shall be required to be disbursed in accordance with the terms hereof.

     SECTION 5.  Disbursements of Collateral.
                 ---------------------------

     (a) Payment Notice and Disbursement Request; Disbursements.  The Trustee
         ------------------------------------------------------
shall, at least five Business Days prior to the Interest Payment Date (as defined in the Indenture) for any of the First Six Scheduled Interest Payments, submit to the Securities Intermediary a completed Payment Notice and Disbursement Request substantially in the form of Exhibit B hereto.

     The Securities Intermediary's disbursement pursuant to any Payment Notice and Disbursement Request shall be subject to the satisfaction of the applicable conditions set forth in Section 3(b). Provided such Payment Notice and Disbursement Request is not rejected by it, the Securities Intermediary, as soon as reasonably practicable, but in no event later than 9:00 a.m. (New York City time) one day preceding the applicable Interest Payment Date, shall disburse the amounts requested in such Payment Notice and Disbursement Request by wire or book-entry transfer of immediately available amounts to the to the Principal Paying Agent who will disburse the amounts requested in such Payment Notice and Disbursement Request for the benefit of the holders of the Notes in accordance with the terms of the Indenture. The Securities Intermediary will take such action, including the release of cash and/or the liquidation of Pledged Securities in order to have adequate amounts to satisfy the amount requested in the Payment Notice and Disbursement Request. Such action may be taken by the Securities Intermediary at any time after the completed Payment Notice and Disbursement Request is delivered to the Securities Intermediary. The Securities Intermediary shall notify the Trustee as soon as reasonably possible (but not later than two (2) Business Days from the date of receipt of the Payment Notice and Disbursement Request) if any Payment Notice and Disbursement Request is rejected and the reason(s) therefor. In the event such rejection is based upon nonsatisfaction of the condition in Section 5(b)(i) below, the Trustee shall thereupon resubmit the Payment Notice and Disbursement Request with appropriate changes.

     (b) Conditions Precedent to Disbursement.  The Securities Intermediary's
         ------------------------------------
payment of any disbursement shall be made only if: (i) the Trustee shall have submitted, in accordance with the provisions of Section 5(a) herein, a completed Payment Notice and Disbursement Request to the Securities Intermediary substantially in the form of Exhibit B with blanks ap-propriately filled in and (ii) the Securities Intermediary shall not have received any notice from the Trustee that as a result of an Event of Default the indebtedness represented by the Securities has been accelerated and has become due and payable (in which event the Securities Intermediary shall apply all Available Funds as required by Section 3.3(b)(iii)).

     (c) Retired Notes.  In the event a portion of the Notes has been retired by
         -------------
the Parent and submitted to the Trustee for cancellation and there is no Default or Event of Default under the Indenture, the lesser of (A) any amounts remaining in the Securities Account that are in excess of the amount sufficient to pay interest through and including the First Six Scheduled Interest Payments on the Notes not so retired and (B) the interest payments which have not previously been made on such retired Notes for each Interest Payment Date through the First Six Scheduled Interest Payments shall, upon the written request of the Pledgor to the Securities Intermediary and the Trustee, be paid to the Pledgor upon compliance with the release of collateral provisions of the TIA and upon receipt by the Securities Intermediary of a notice relating thereto from the Trustee.

     SECTION 6.  Representations and Warranties.  The Parent and the Pledgor
                 ------------------------------
hereby represent and warrant, as of the date hereof and as of the date on which any Substituted Securities first form the whole or any part of the Pledged Securities, that:

     (a) The execution and delivery by the Parent and the Pledgor of and the performance by the Parent and the Pledgor of their respective obligations under this Pledge Agreement have been duly authorized by all necessary corporate or other applicable action and will not contravene or constitute a default under
(i) any provision of applicable law, (ii) either the Parent's or the Pledgor's articles of association (or other similar organizational documents), (iii) any material agreement or other instrument binding upon the Parent or the Pledgor or any of their respective subsidiaries or (iv) any judgment, order or decree binding on the Parent or the Pledgor or their respective subsidiaries of any governmental or regulatory body, agency or court having jurisdiction over the Parent or the Pledgor or any of their respective subsidiaries, or result in the creation or imposition of a Lien on any assets of the Parent or the Pledgor except for the security interests granted under this Pledge Agreement; no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required (i) for the performance by the Parent or the Pledgor of their respective obligations under this Pledge Agreement, (ii) for the creation of the security by the Parent and the Pledgor pursuant hereto, or (iii) for the exercise by the Trustee of the rights or the remedies provided for in this Pledge Agreement in respect of the Collateral.

     (b) The Securities Account is, and the Pledged Securities and the Cash Collateral will be, beneficially owned by the Pledgor, free and clear of any Lien or claims of any Person (except for the security interest granted to the Beneficiaries).

     (c) This Pledge Agreement has been validly executed and delivered by the Parent and the Pledgor and (assuming the due authorization and valid execution and delivery of this Pledge Agreement by the Securities Intermediary and the Trustee and enforceability of the Pledge Agreement against the Securities Intermediary and the Trustee in accordance with its terms) constitutes valid and binding obligations of the Parent and the Pledgor, enforceable against the Parent and the Pledgor in accordance with its terms, except that the enforcement thereof may be limited by the Enforceability Limitations.

     (d) Upon the transfer and pledge to the Securities Intermediary for the benefit of the Beneficiaries of the Collateral in accordance with the provisions of this Pledge Agreement, the security created under and pursuant hereto will be a first priority perfected security interest in the Collateral and each part thereof, enforceable as such against all creditors of the Parent and the Pledgor and any Persons purporting to purchase any of the Collateral from the Parent or the Pledgor, except in each case as enforcement may be affected by general equitable principles.

     (e) There are no legal or governmental proceedings pending or, to the best of the Parent's and the Pledgor's knowledge and belief, threatened to which the Parent or the Pledgor or any of their respective subsidiaries is a party or to which any of the property or assets of the Parent or the Pledgor or any of their respective subsidiaries is subject that would materially adversely affect the power or ability of the Parent or the Pledgor to perform their respective obligations under this Pledge Agreement or the transactions contemplated hereby.

     (f) The creation of security over the Collateral under and pursuant to this Pledge Agreement is not prohibited by law or governmental regulation applicable to the Pledgor.

     (g) No Default or Event of Default exists.

     (h) The Pledgor has full rights and title in and to the Collateral sufficient to enable the Pledgor to grant the Liens on and securities interests in such Collateral to the extent provided herein.

     SECTION 7.  Further Assurance.  The Pledgor will, promptly upon request by
                 -----------------
the Securities Intermediary or the Trustee (which request the Trustee may submit in its discretion or at the direction of the holders of a majority in principal amount of the Notes then outstanding), execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure, all assignments, instruments and other documents, deliver any instruments to the Securities Intermediary or the Trustee, as applicable, and take any other actions that are necessary or desirable to perfect, continue the perfection of, or protect the first priority of the Beneficiaries' security interest in and to the Collateral, to protect the Collateral against the rights, claims, or interests of third Persons (other than any such rights, claims or interest cre-ated by or arising through the Trustee), or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral or to otherwise effect the purposes of this Pledge Agreement. Each of the Parent and the Pledgor also agree, whether or not requested by the Trustee, to use its reasonable best efforts to take all action necessary to perfect or continue the perfection of, or to protect the first priority of, the Beneficiaries' security interest in and to the Collateral and to protect the Collateral against the rights, claims or interests of third Persons (other than any such rights, claims or interests created by or arising through the Trustee). The Parent and the Pledgor further agree to notify the Trustee of any notice or claim sent by a third Person relating to or affecting or likely to affect the Pledged Securities and produce the same.

     SECTION 8.  Covenants.  The Parent and the Pledgor covenant and agree with
                 ---------
the Trustee for the benefit of the Beneficiaries that from and after the date of this Pledge Agreement until the payment in full of the Secured Obligations:

     (a) (i) the Pledgor will not (and will not purport to) sell, assign or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral and (ii) the Pledgor will not create or permit to exist any Lien upon or with respect to any of the Collateral (except for the security interests granted under this Pledge Agreement for the Beneficiaries and any Lien created by or arising through the Trustee) and at all times will be the sole beneficial owner of the Collateral; and

     (b) the Pledgor will not (i) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Beneficiaries' rights or remedies hereunder, including, without limitation, the Beneficiaries' right to sell or otherwise dispose of the Collateral or (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to the Collateral.

     SECTION 9.  The Trustee May Perform.  Without limiting the authority
                 -----------------------
granted under Section 3.3(e), if the Pledgor fails to perform any agreement contained herein, the Trustee may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Trustee incurred in connection therewith shall be payable by the Pledgor and shall form part of the Secured Obligations.

     SECTION 10.  Securities Intermediary.
                  -----------------------

     (a) Limitation of the Securities Intermediary's Liability; Responsibilities
         -----------------------------------------------------------------------
of the Securities Intermediary.  The Securities Intermediary's responsibility
-------------------------------
and liability under this Pledge Agreement shall be limited as follows: (i) the Securities Intermediary does not represent, warrant or guaranty to the holders of the Notes from time to time the performance of the Parent or the Pledgor;
(ii) the Securities Intermediary shall have no responsibility to the Parent or the Pledgor or the holders of the Notes or the Trustee from time to time as a consequence of performance or non-performance by the Securities Intermediary hereunder, other than as a result of any gross negligence or willful misconduct of the Securities Intermediary; (iii) the Parent and the Pledgor shall remain solely responsible for all aspects of their business and conduct; and (iv) the Securities Intermediary is not obligated to supervise, inspect or inform the Parent, the Pledgor or any third party of any matter referred to above. In no event shall the Securities Intermediary be liable (A) for acting in accordance with or relying upon any instruction, deemed notice, notice, demand, certificate or document from the Parent, the Pledgor or any entity acting on behalf of the Parent or the Pledgor, (B) for any consequential, punitive or special damages,
(C) for the acts or omissions of its correspondents, designees, subagents or subcustodians chosen in due care, including the Securities Intermediary or (D) by reason of any occurrence beyond the control of the Securities Intermediary.

     No implied covenants or obligations shall be inferred from this Pledge Agreement against the Securities Intermediary, nor shall the Securities Intermediary be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Securities Intermediary shall in no event have any liability in connection with its investment or liquidation, in good faith and in accordance with the terms hereof, of any amounts or Pledged Securities held by it hereunder, including without limitation any liability for any delay not resulting from gross negligence or willful misconduct in such investment or liquidation, or for any loss of principal or income incident to any such delay.

     The Securities Intermediary and its agents shall be entitled to rely upon any judicial order or judgment, upon any Opinion of Counsel or upon any certification, instruction, notice, or other writing delivered to it by the Parent, the Pledgor or the Trustee in compliance with the provisions of this Pledge Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Securities Intermediary may act in reliance upon any instrument comporting with the provisions of this Pledge Agreement or signature believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     At the expense of the Pledgor, the Securities Intermediary may act pursuant to the advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to clause (ii) of the first paragraph of this Section 10) shall not be liable for any action taken or omitted in accordance with such advice.

     The Securities Intermediary shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

     In the event of any ambiguity in the provisions of this Pledge Agreement with respect to any amounts or property deposited hereunder, the Securities Intermediary shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such amounts or property, and the Securities Intermediary shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Securities Intermediary shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the Securities Intermediary sufficient to save the Securities Intermediary harmless from and against any and all loss, liability or expense that the Securities Intermediary may incur by reason of its acting. The Securities Intermediary may, in addition, elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Securities Intermediary may deem necessary. The costs and expenses incurred in connection with such proceedings shall be paid by and shall be deemed an obligation of the Pledgor.

     No provision of this Pledge Agreement shall require the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

     SECTION 11.  Indemnity.  The Parent and the Pledgor shall indemnify and
                  ---------
hold harmless the Securities Intermediary and its directors, officers, agents, employees, and controlling Persons from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable costs and expenses, investigative fees and costs, legal fees and expenses and claims for damages, arising from the Securities Intermediary's performance or non-performance, or in connection with its acceptance or appointment as Securities Intermediary under this Pledge Agreement, except to the extent that such liability, expense, action, obligation or claim is directly attributable to the gross negligence or willful misconduct of any of the foregoing Persons. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of the law or public policy, the Parent and the Pledgor shall contribute the maximum amount that it is permitted under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder. The provisions of this Section 11 shall survive any termination, satisfaction or discharge of this Pledge Agreement as well as the resignation or removal of the Securities Intermediary.

     SECTION 12.  Remedies.
                  --------

     (a) The Trustee and the holders of the Notes shall have, in addition to all other rights given by law or by this Pledge Agreement or the Indenture, all of the rights and remedies with respect to the Collateral of a secured party under applicable law.

     (b) The Parent and the Pledgor further agree to use their reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Pledge Agreement valid and binding and in compliance with any and all applicable requirements of law.

     SECTION 13.

     13.1.  Expenses.  The Pledgor will upon demand pay, and the Parent will
            --------
guarantee payment, to the Securities Intermediary the amount of any and all reasonable out of pocket expenses, including without limitation, the reasonable fees, expenses and disbursements of its counsel and any experts or agents retained by the Securities Intermediary, or which the Trustee may incur in connection with (a) the custody or preservation of, the sale of and collection from, or any other realisation upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Trustee and the holders of the Notes hereunder or (c) the failure by the Parent or the Pledgor to perform or observe any of the provisions hereof.

     13.2.  Stamp Duty and Taxes.  The Pledgor shall pay promptly, and the
            --------------------
Parent shall guarantee payment, and in any event before any penalty becomes payable, all stamp, documentary and similar taxes, if any, payable in connection with the entry into, the performance of, the enforcement of or admissibility in evidence of this Pledge Agreement or any other document referred to herein, and shall indemnify the Trustee against any liability with respect to or resulting from any delay in paying or omission to pay, any such tax.

     SECTION 14.  Security Interest Absolute.  All rights of the Trustee and the
                  --------------------------
holders of the Notes and the security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

     (c) any exchange, surrender, release or non-perfection of any Liens on any Collateral for all or any of the Secured Obligations; or

     (d) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Pledge Agreement.

     SECTION 15.  Miscellaneous.
                  -------------

     15.1.  Notices.  Any notice or communication shall be sufficiently given if
            -------
in writing and delivered in person or sent by commercial courier service or telecopier communication, addressed as follows:

          if to the Parent or the Pledgor:

          c/o CompleTel Europe N.V.
          Kruisweg 609
          2132 NA Hoofdorp
          The Netherlands
          Attention:  Chief Financial Officer

          with a copy to:

          ING Trust (Netherlands) B.V.
          P.O. Box 2838
          1000 CV Amsterdam, The Netherlands
          Attention:  Paul van Wittereen

          and with a copy to:

          Prinses Drenstraat 61
          1077 WV Amsterdam, The Netherlands
          Attention:  Managing Director

          and with a copy to:

          Holme Roberts & Owen LLP
          1700 Lincoln, Suite 4100
          Denver, Colorado  80203
          Attention:  W. Dean Salter


          if to the Trustee:

          The Chase Manhattan Bank
          450 W. 33rd Street
          15th Floor
          New York, NY 10001
          Attention:  Global Trust Services

     The Parent, the Pledgor and the Trustee may designate additional or different addresses for notices or communications from time to time.

     15.2.  Severability.  The provision of this Pledge Agreement are severable,
            ------------
and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall have affect only in such jurisdiction and only on such clause or provisions, or part thereof, and shall not in any manner affect such clause or provisions in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

     15.3.  Headings.  The headings in this Pledge Agreement have been inserted
            --------
for convenience of reference only, are not to be considered a part thereof and shall in no way modify or restrict any of the terms or provisions hereof.

     15.4.  Counterparts.  This Pledge Agreement may be signed in two or more
            ------------
counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     15.5.  Termination.  This Pledge Agreement shall terminate automatically
            -----------
ten (10) days following payment of the First Six Scheduled Interest Payments in accordance with the terms hereof (including the Pledged Securities), unless sooner terminated by agreement of the parties hereto (in accordance with the terms hereof and not in violation of the Indenture; provided, that the Trustee
                                                    --------
may not agree to terminate this Pledge Agreement prior to the full disbursement of the First Six Scheduled Interest Payments unless it has received the consent of 100% of the holders of all of the Notes outstanding); provided, however, that
                                                         --------  -------
the obligations of the Pledgor and the Parent under Section 2.3, Sections 11 and 13 (and any existing claims thereunder) shall survive termination of this Pledge Agreement and the resignation of the Securities Intermediary; provided, further,
                                                              --------  -------
however, that until such tenth day, the Parent will cause this Pledge Agreement
-------
(or any permitted successor agreement) to remain in effect and will cause there to be a securities intermediary (including any permitted successor to the Securities Intermediary) acting hereunder (or under any such permitted successor agreement).

     15.6.  Waiver.  Any party hereto may specifically waive any breach of this
            ------
Pledge Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

     15.7.  Assignment.  This Pledge Agreement is personal to the parties
            ----------
hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. Notwithstanding the foregoing, this Pledge Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

     15.8.  Benefit.  The parties hereto and their successors and permitted
            -------
assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the Beneficiaries and their assigns shall be
        --------  -------
entitled to the benefits hereof and to enforce this Pledge Agreement.

     15.9.  Certain Survival Provisions.  All representations, warranties and
            ---------------------------
covenants of the Parent and the Pledgor contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the termination of this Pledge Agreement.

     15.10.  Authority of the Trustee.  (a) The Trustee shall have and be
             ------------------------
entitled to exercise all powers hereunder that are specifically granted to the Trustee by the terms hereof, together with such powers as are reasonably incident thereto. The Trustee may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Pledge Agreement or the Indenture, neither the Trustee nor any director, officer, employee, attorney or agent of the Trustee shall be liable to the Parent or the Pledgor for any action taken or omitted to be taken by the Trustee, in its capacity as Trustee hereunder, except for its own bad faith, gross negligence or willful misconduct, and the Trustee shall not be responsible for the validity, effectiveness, sufficiency or priority hereof or of any document or security furnished pursuant hereto. The Trustee and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper Person or Persons.

     (b) The Parent and the Pledgor acknowledge that the rights and responsibilities of the Securities Intermediary under this Pledge Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement, as between the Trustee and the holder of the Notes, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them but, as between the Trustee and the Parent and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the holders of the Notes with full and valid authority so to act or refrain from acting, and neither the Parent nor the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

     15.11.  Time.  Time is of the essence with respect to each provision of
             ----
this Pledge Agreement.

     15.12.  Entire Agreement; Amendments.  This Pledge Agreement and the
             ----------------------------
Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Pledge Agreement may be amended only in accordance with Article Nine of the Indenture (with references therein to the Indenture also deemed to be references to this Pledge Agreement) and further by a writing signed by a duly authorized representative of each party hereto.

     SECTION 16.  Agent for Service; Submission to Jurisdiction.  (a)  By the
                  ---------------------------------------------
execution and delivery of this Agreement, each of the Parent and the Pledgor (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, 1633 Broadway, New York, NY 10019 ("CT Corporation System") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Pledge Agreement that may be instituted in any federal or state court in The City of New York, Borough of Manhattan, State of New York, and acknowledge that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT Corporation System and written notice of said service to each of the Parent and the Pledgor in accordance with Section 15.1 shall be deemed in every respect effective service of process upon each of the Parent and the Pledgor in any such suit or proceeding. Each of the Parent and the Pledgor further agrees to take any and all action, including the execution and filing of any and all documents and instruments as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Pledge Agreement is not terminated pursuant to
Section 15.5 hereof; provided that each of the Parent and the Pledgor may, and
                     --------
to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein shall, by written notice to the Securities Intermediary and Trustee, designate such additional or alternative agent for service of process under this Section 16 that (i) maintains an office located in the Borough of Manhattan, City of New York, State of New York and (ii) is either (x) counsel for the Parent or the Pledgor, as applicable, or (y) a corporate service company which acts as agent for service of process for other Persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, City of New York, State of New York.

     (b) Applicable Law.  The existence, validity, construction, operation and
         --------------
effect of any and all terms and provisions of this Pledge Agreement shall be determined in accordance with and governed by the laws of the State of New York, without giving effect to applicable principles of conflicts of laws to the extent that the application of the law of another jurisdiction would be required thereby.

     (c) Judgment Currency.  The Parent and the Pledgor each hereby agree to
         -----------------
indemnify each Beneficiary against any loss incurred by such party as a result of any judgment or order being given or made for any amount due under this Pledge Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than euro and as a result of any variation as between (i) the rate of exchange at which the euro amount converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such party on the date of payment of such judgment or order is able to purchase euro with the amount of the Judgment Currency actually received by such party. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, euro.

     (d) Waiver of Immunity.  To the extent that the Parent or the Pledgor has
         ------------------
or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or any legal process (whether service or notice, attachment in aid of execution or otherwise) with respect to itself or any of its property, the Parent or the Pledgor, as applicable, hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Pledge Agreement.

     IN WITNESS whereof the parties hereto have caused this Pledge Agreement to be executed and delivered on the day and year first above written.

CompleTel Europe N.V.

By:  /s/ William H. Pearson
     -------------------------
     Name: William H. Pearson
     Title:  Managing Director

CompleTel Escrow B.V.

By:  /s/ James E. Dovey
     -------------------------
     Name:  James E. Dovey
     Title:  Power of Attorney

THE CHASE MANHATTAN BANK,
as Securities Intermediary

By:  /s/ Catherine Donahue
     ------------------------
     Name:  Catherine Donahue
     Title:

THE CHASE MANHATTAN BANK,
as Trustee

By:  /s/ Catherine Donahue
     ------------------------
     Name:  Catherine Donahue
     Title:

                                COMPLETEL EUROPE N.V.



                                By:    /s/ James Dovey
                                       ------------------
                                       Name:  James Dovey
                                       Title:



                           INDIVIDUAL ACKNOWLEDGEMENT



STATE OF COLORADO)
                     :  ss.:
COUNTY OF ARAPAHOE)

     On this 12th day of April, 2000, before me personally appeared James E. Dovey personally known to me to be the person that executed this instrument and acknowledged to me that he/she executed the same.

     WITNESS my hand and official seal.

Signature:   /s/ Kathleen M. Hanlon    (Seal)
            -----------------------

                                   EXHIBIT A
                                   ---------

                      SECURITIES ACCOUNT CONTROL AGREEMENT
                      ------------------------------------

     This Securities Account Control Agreement dated as of April 13, 2000 among CompleTel Escrow B.V., a Netherlands private company with limited liability, with its corporate seat in Amsterdam, the Netherlands (the "Debtor"), The Chase Manhattan Bank, as trustee under the Indenture between CompleTel Europe N.V., a Netherlands limited liability company, and The Chase Manhattan Bank (the "Indenture") dated as of April 13, 2000 (the "Secured Party"), on behalf of itself and the other Beneficiaries (as defined in the Pledge Agreement (as defined below)), and The Chase Manhattan Bank in its capacity as securities intermediary (the "Securities Intermediary") under the Pledge Agreement (the "Pledge Agreement") dated as of April 13, 2000 among CompleTel Europe N.V., CompleTel Escrow B.V., The Chase Manhattan Bank, as Trustee and the Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned in the Pledge Agreement.

     Section 1.  Establishment of Securities Account.  The Securities
                 -----------------------------------
Intermediary hereby confirms that (i) the Securities Intermediary has established account number 22320 in the name "Securities Account pledged by CompleTel Escrow B.V. to The Chase Manhattan Bank, as Trustee, pursuant to the Pledge Agreement dated as of April 13, 2000" (such account and any successor account the "Securities Account"), (ii) the Securities Account is an account to which a financial asset is or may be credited in accordance with this Agreement and the Pledge Agreement, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Secured Party as entitled to exercise the rights that comprise any financial asset credited to the Securities Account,
(iv) all property (including, without limitation, the Pledged Securities) delivered to the Securities Intermediary pursuant to the Pledge Agreement will be promptly credited to the Securities Account, (v) the Securities Intermediary hereby agrees that any item of property (whether Pledged Securities, investment property, financial asset, security, instrument or cash, as each such term is defined in the Revised UCC (as defined below)) credited to the Securities Account shall be treated as a financial asset (within the meaning of Section 8-102(a)(9) of the 1994 Official Text of Article 8 of the Uniform Commercial Code with conforming amendments to Article 9 (the "Revised UCC")), (vi) all securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary or endorsed to the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially endorsed to the Debtor, except to the extent that the foregoing shall have been specially endorsed to the Securities Intermediary or in blank, (vii) for the purposes hereof "financial assets" shall include uninvested cash and Government Obligations (as defined in the Pledge Agreement) and (viii) the Securities Account is a "securities account" as such term is defined in Section 8-501(a) of the Revised UCC maintained on the books of The Chase Manhattan Bank in the name of the Trustee.

     Section 2.  Entitlement Orders.  If at any time the Securities Intermediary
                 ------------------
shall receive any instruction or order issued by the Secured Party directing the transfer or redemption of a financial asset or otherwise and relating to the Securities Account, the Securities Intermediary shall comply with such instruction or order without further consent by the Debtor or any other Person.

     Section 3.  Choice of Law.  Both this Agreement and the Securities Account
                 -------------
(as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York, without giving effect to applicable principles of conflicts of laws to the extent that the application of the law of another jurisdiction would be required thereby. Without limiting the foregoing, the "Securities Intermediary's Jurisdiction" within the meaning of Section 8-110(e) and Section 9-103(6)(d) of the Revised UCC is and shall continue to be the State of New York.

     Section 4.  Conflict with Other Agreements.  There are no other agreements
                 ------------------------------
entered into between the Securities Intermediary, in its capacity as such, and the Debtor or the Secured Party with respect to the Securities Account. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

     Section 5.  Amendments.  No amendment or modification of this Agreement or
                 ----------
waiver of any right hereunder shall be binding on any parties hereto unless it is in writing and is signed by all of the parties hereto.

     Section 6.  Successors.  The terms of this Agreement shall be binding upon,
                 ----------
and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives.

     Section 7.  Notices.  Any notice, request or other communication required
                 -------
or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:                                CompleTel Escrow B.V.
                                       c/o CompleTel Europe N.V.
                                       Kruisweg 609
                                       2132 NA Hoofdorp
                                       The Netherlands
                                       with a copy to:

                                       ING Trust (Netherlands) B.V.
                                       P.O. Box 2838
                                       1000 CV Amsterdam, The Netherlands
                                       Attention:  Paul van Wittereen

                                       and with a copy to:

                                       Prinses Drenstraat 61
                                       1077 WV Amsterdam, The Netherlands
                                       Attention:  Managing Director

                                       and with a copy to:

                                       Holme Roberts & Owen LLP
                                       1700 Lincoln, Suite 4100
                                       Denver, Colorado  80203
                                       Attention:  W. Dean Salter

Secured Party:                         The Chase Manhattan Bank
                                       450 W. 33rd Street
                                       15th Floor
                                       New York, NY 10001
                                       Attention:  Global Trust Services

                                       with a copy to
                                       Milbank, Tweed, Hadley & McCloy LLP
                                       1 Chase Manhattan Plaze
                                       New York, NY 10005

Securities Intermediary:               The Chase Manhattan Bank
                                       450 W. 33rd Street
                                       15th Floor
                                       New York, NY 10001
                                       Attention:  Global Trust Services

                                       with a copy to
                                       Milbank, Tweed, Hadley & McCloy LLP
                                       1 Chase Manhattan Plaze
                                       New York, NY 10005

     Any party may change its address for notices in the manner set forth above.

     Section 8.  Termination.  The rights and powers granted herein to the
                 -----------
Secured Party have been granted in order to perfect its security interests in the Securities Account, are powers coupled with an interest and will neither be affected by the bankruptcy of Debtor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Secured Party in the Securities Account has been terminated pursuant to the terms of the Pledge Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing.

     Section 9.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                              COMPLETEL ESCROW B.V.,
                                AS DEBTOR

                              By:_____________________________
                                  Name:
                                  Title:

                              THE CHASE MANHATTAN BANK,
                                AS TRUSTEE

                              By:_____________________________
                                  Name:
                                  Title:  Trust Officer

                              THE CHASE MANHATTAN BANK,
                                AS SECURITIES INTERMEDIARY

                              By:_____________________________
                                  Name:
                                  Title:  Trust Officer

                                   EXHIBIT B
                                   ---------
                Form of Payment Notice and Disbursement Request

                          [Letterhead of the Trustee]

                                     [Date]

The Chase Manhattan Bank
450 W. 33rd Street
15th Floor
New York, NY 10001

Attention:  Global Trust Services

          Re:  Disbursement Request No. ____
               [indicate whether revised]

Ladies and Gentlemen:

     We refer to the Pledge Agreement, dated as of April 13, 2000 (the "Pledge Agreement") among you (the "Securities Intermediary" which may also be referred to as the "Escrow Agent"), the undersigned as Trustee, CompleTel Europe N.V. (the "Parent") and CompleTel Escrow B.V. (the "Pledgor"). Capitalized terms used herein shall have the meaning given in the Pledge Agreement.

     This letter constitutes a Payment Notice and Disbursement Request under the Pledge Agreement.

     [choose one of the following, as applicable]

     [The undersigned hereby notifies you that a scheduled interest payment in the amount of (Euro)_______ is due and payable on ____________, ____ and requests a disbursement of amounts contained in the Securities Account in such amount to the Trustee.]

     [The undersigned hereby notifies you that there has been an acceleration of the maturity of the Notes. Accordingly, you are hereby requested to disburse all remaining amounts contained in the Securities Account to the Trustee such that the balance in the Securities Account is reduced to zero.]

     In connection with the requested disbursement, the undersigned hereby notifies you that:

     1. [The Notes have not, as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.]

     2.  All prior disbursements from the Securities Account have been applied.

     3.  [add wire instructions]

     The Securities Intermediary is entitled to rely on the foregoing in disbursing amounts relating to this Payment Notice and Disbursement Request.

                              THE CHASE MANHATTAN BANK, as Trustee

                              By:
                                 ---------------------------------
                                  Name:
                                  Title: